UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 10, 2011, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2011. On May 10, 2011, the Company also posted an Earnings Webcast & Conference Call Presentation dated May 10, 2011 on the Company’s Investor Relations home page at www.broadridge-ir.com. The Company’s Earnings Webcast & Conference Call Presentation includes certain key statistics of its Investor Communication Solutions and Securities Processing Solutions businesses for the third quarter of fiscal year 2011. The press release and earnings presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Copies of the press release and earnings presentation are being furnished as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The information furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated May 10, 2011.

99.2	Earnings Webcast & Conference Call Presentation dated May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon

Name:	Dan Sheldon
Title:	Vice President, Chief Financial Officer